Exhibit 99.1

Gryphon Digital Mining, Inc. Reports Second Quarter 2024 Financial Results

LAS VEGAS, NV — Gryphon Digital Mining, Inc. (Nasdaq: GRYP) (“Gryphon,” the “Company,” “we,” “our,” and “us”), a bitcoin mining company that is independently certified to be 100% renewable and pursuing a negative carbon strategy, today reported financial results for its quarter ended June 30, 2024.

“Gryphon reached milestones in both hashrate and energy efficiency during the second quarter of 2024, setting new company records,” said Rob Chang, the CEO of Gryphon Digital Mining. “We set a new company record in quarterly hashrate of 899 PH/s in Q2/24, a 20% increase over Q2/23. We also achieved a record monthly performance in energy efficiency at 28.5 joules per terahash (“J/T”) in June. Furthermore, Gryphon’s industry-leading operational efficiency resulted in a Q2/24 breakeven cost per bitcoin of approximately $45,452.

“Looking ahead, our goal is to expand our control of low-cost power. We’ve evaluated over 25 acquisition prospects, ensuring they meet our high standards for value and strategic impact. A key part of our strategy is securing low-cost electricity, which we see as vital for long-term success in bitcoin mining and high-performance computing. “

Q2 2024 and Recent Highlights

●	Total mining revenue in Q2 2024 of $5.5 million, compared to $4.9 million in Q2 2023.

●	Breakeven Cost[1] per Bitcoin in Q2 2024 was $45,452, compared to $34,063 in Q2 2023. The company continues to be focused on Breakeven Costs, which we believe is the best measure of what it costs to mine bitcoin on an operating basis, as opposed to sharing only electricity costs, which leaves out the other costs of mining.

●	The Company recognized a net loss of $4.0 million in Q2 2024, which includes net non-cash expenses of $2.5 million. Net non-cash expenses consisted of items including: depreciation, employee stock-based compensation expense, fair market value of common stock issued to consultants, unrealized (gain) loss on marketable equity securities, change in the fair value of notes payable and unrealized gain on digital assets. This compares to a net loss in Q2 2023 of $2.6 million, which includes net non-cash expenses of $4.8 million.

●	Adjusted EBITDA[2] was a loss of $3.0 million in Q2 2024, compared to $4.2 million in Q2 2023. The loss was largely attributed to higher than normal marketing expenses as the company moved to showcase its recent merger and listing on Nasdaq

●	Qualified for inclusion in the Russell Microcap Index, which was effective as of July 1st

●	Stock Repurchase Program: Gryphon has authorized a stock repurchase program, allowing for the buyback of up to $5 million of its common stock, emphasizing the company’s dedication to enhancing shareholder value while maintaining a balanced approach to capital allocation moving forward

●	Miner Upgrades Completed Ahead of Schedule: Gryphon successfully completed its miner upgrade program ahead of schedule, which management believes positions the company for significant improvements in operational efficiency. The miner upgrades add approximately 23 PH/s to Gryphon’s hashing power and enhances the average fleet efficiency to 28.5 J/T. Following the upgrades, Gryphon’s self-mining hashrate has reached approximately 0.94 EH/s in capacity, consistent with the company’s commitment to maintaining a strong and efficient mining operation.

●	The Company mined approximately 84 and 187 Bitcoin in the quarter ended June 30, 2024 and 2023, respectively.

(1) The Company defines Breakeven Cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total Bitcoin generated and received from the hashrate contributed to the mining pool operator. The Company mined approximately 84 and 187 Bitcoin in the quarter ended June 30, 2024 and 2023, respectively.

(2) The Company defines adjusted EBITDA as (a) GAAP net income (loss) plus (b) adjustments to add back the impacts of (1) depreciation and amortization, (2) interest expense, (3) income tax expense (benefit) and (4) adjustments for non-cash and non-recurring items which currently include (i) stock compensation expense, (ii) change in fair value of notes payable and (iii) unrealized (gain) loss on marketable equity securities.

Balance Sheet Highlights as of June 30, 2024

Assets

●	Cash and cash equivalents: $1.2 million

●	Bitcoin: $1.0 million

●	Total current assets: $3.2 million

●	Total mining assets (including deposits & intangible assets): $8.2 million\

●	Total assets: $11.4 million

Liabilities and Stockholders’ Equity

●	Current liabilities: $25.4 million

●	Total liabilities: $25.4 million

Outlook

We continue to focus on growth and have expanded our target set in response to the realities that we have noticed during our review of acquisition opportunities. Mining operations that are up for sale are those that generally do not have attractive cost profiles. While we may have been able to acquire several high cost high-cost miners to grow our hashrate, we believe those would have only been temporary solutions as high-cost operations are not sustainable over the long term. As such, our attention has turned towards acquiring low-cost power that will position Gryphon not only for success in the near-term, but also for the next few halvings.

Along with our focus on acquiring low-cost power, we continue to focus on maintaining our industry-leading operational efficiency and look to produce even greater margin per bitcoin, which if sustained, would create differentiation from other miners in the industry.

Conference Call Information

Date: Thursday, August 15, 2024
Time: 10:00 AM Eastern Time
Toll Free: 877-545-0523
International: 973-528-0016
Participant Access Code: 472122
Webcast Link: https://www.webcaster4.com/Webcast/Page/3030/51063

Conference Call Replay Information

Toll Free: 877-481-4010
International: 919-882-2331
Replay Passcode: 51063
Webcast Replay: https://www.webcaster4.com/Webcast/Page/3030/51063

Non-GAAP Figures

In addition to our results determined in accordance with GAAP, the Company also provides adjusted EBITDA and Breakeven Costs, which are non-GAAP measures. Each of these are not financial measures of performance under GAAP and, as a result, these measures may not be comparable to similarly titled measures of other companies. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. These non-GAAP measures are not meant to be considered in isolation and should be read only in conjunction with our Current Reports on Form 8-K, Interim Reports on Form 10-Q and Annual Reports on Form 10-K as filed with the Securities and Exchange Commission. Management uses Adjusted EBITDA and Breakeven Costs as a means of understanding, managing, and evaluating business performance and to help inform operating decision making. The Company relies primarily on its condensed consolidated financial statements to understand, manage, and evaluate our financial performance and uses the non-GAAP financial measures only supplementally. Reconciliations for each of these non-GAAP measures to the nearest GAAP financial measures are provided below.

Breakeven Analysis

	2023	Q2/23	Q2/24
Mining Revenues	$21,052,000	$4,963,000	$5,515,000
Bitcoin mined	739	187	84
Value of one mined bitcoin	$28,487	$26,540	$65,655
Cost of Revenues (excluding depreciation)	$13,462,000	$2,823,000	$3,803,000

	2023	Q2/23	Q2/24
Cost to mine one bitcoin	$18,217	$15,096	$45,452

Adjusted EBITDA

	Six Months Ended June 30,
Reconciliation to Adjusted EBITDA:	2024	2023

Net loss	$(15,753,000)	$(9,533,000)
Exclude: Depreciation	6,539,000	7,839,000
Exclude: Interest expense	620,000	368,000
EBITDA	(8,594,000)	(1,326,000)
Non-cash/non-recurring operating expenses:
Exclude: Stock based compensation expense	348,000	(1,021,000)
Exclude: Change in fair value of notes payable	6,895,000	8,949,000
Exclude: Unrealized loss (gain) on marketable equity securities	272,000	(1,000)
Adjusted EBITDA	$(1,079,000)	$6,601,000

Included in adjusted EBITDA are $3.4 million of marketing costs that were connected with showcasing our merger and listing with Nasdaq.

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin space dedicated to helping bring digital assets onto the clean energy grid. With a talented leadership team coming from globally recognized brands, Gryphon is assembling thought leaders to improve digital asset network infrastructure. Its Bitcoin mining operation going into 2024 is independently certified as 100% renewable and the company is also pursuing a carbon-negative strategy. More information is available on https://gryphondigitalmining.com/.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Cautionary Statements Regarding Forward-Looking Statements” below.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “think,” “aim,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Gryphon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Gryphon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Gryphon. In addition, Gryphon cautions you that the forward-looking statements contained in this press release are subject to the risks set forth in our filings with the Securities and Exchange Commission (the “SEC”), including the section under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024.

INVESTOR CONTACT:

Name: James Carbonara
Company: Hayden IR
Phone: (646)-755-7412
Email: james@haydenir.com

Gryphon Digital Mining, Inc and Subsidiaries

Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2024	2023
	(Unaudited)
Assets
Cash and cash equivalents	$1,219,000	$915,000
Restricted cash	-	8,000
Accounts receivable	1,000	486,000
Prepaid expense	919,000	581,000
Marketable securities	131,000	403,000
Digital assets held for other parties	-	908,000
Digital asset	974,000	2,097,000
Current assets	3,244,000	5,398,000

Mining equipment, net	7,634,000	12,916,000
Intangible asset	100,000	100,000
Deposit less current portion	470,000	420,000
Total assets	$11,448,000	$18,834,000

Liabilities and stockholders’ deficit
Accounts payable and accrued liabilities	$6,366,000	$3,649,000
Obligation liability related to digital assets held for other parties	-	916,000
Notes payable - current portion	19,073,000	14,868,000
Current liabilities	25,439,000	19,433,000

Notes payable less current portion	-	-
Total liabilities	25,439,000	19,433,000

Stockholders’ deficit
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, none outstanding	-	-
Common stock, $0.0001 par value, 150,000,000 shares authorized; 39,897,255 and 25,109,629 shares issued and outstanding, respectively.	3,000	2,000
Additional paid-in capital	48,195,000	46,599,000
Subscription receivable	-	(25,000)
Accumulated deficit	(62,189,000)	(47,175,000)
Total stockholder’s deficit	(13,991,000)	(599,000)
Total liabilities and stockholders’ deficit	$11,448,000	$18,834,000

Gryphon Digital Mining, Inc and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues
Mining activities	$5,515,000	$4,963,000	$13,005,000	$9,803,000
Management services	-	320,000	-	556,000
	5,515,000	5,283,000	13,005,000	10,359,000
Cost and expenses
Cost of revenues	3,803,000	2,823,000	8,640,000	5,560,000
General and administrative expenses	3,828,000	1,092,000	6,289,000	2,446,000
Stock based compensation expense	140,000	131,000	348,000	(1,021,000)
Depreciation	3,292,000	3,858,000	6,539,000	7,839,000
Impairment of digital assets	-	232,000	-	233,000
Unrealized (gain) loss on digital assets	318,000	-	(1,385,000)	-
Realized gain on sale of digital assets	-	(169,000)	-	(467,000)
Total operating expenses	11,381,000	7,967,000	20,431,000	14,590,000
Loss from operations	(5,866,000)	(2,684,000)	(7,426,000)	(4,231,000)

Other income (expense)
Unrealized (loss) gain on marketable securities	(56,000)	(62,000)	(272,000)	1,000
Realized gain from use of digital assets	-	1,060,000	-	3,800,000
Change in fair value of notes payable	2,743,000	(760,000)	(6,895,000)	(8,949,000)
Interest expense	(290,000)	(178,000)	(620,000)	(368,000)
Loss on disposal of asset	(146,000)	-	(146,000)	(53,000)
Merger and acquisition cost	(394,000)	-	(394,000)	-
Other income	-	1,000	-	267,000
Total other income (expense)	1,857,000	61,000	(8,327,000)	(5,302,000)

Loss before provision for income taxes	(4,009,000)	(2,623,000)	(15,753,000)	(9,533,000)

Provision for income taxes	-	-	-	-
Net loss	$(4,009,000)	$(2,623,000)	$(15,753,000)	$(9,533,000)

Net loss per share, basic and diluted	$(0.10)	$(0.18)	$(0.44)	$(0.66)
Weighted average shares outstanding - basic and diluted	38,943,579	14,431,384	35,690,171	14,430,463

Gryphon Digital Mining, Inc and Subsidiaries

Unaudited Condensed Consolidated Statement of Changes in Stockholders’ (Deficit) Equity

For the Three and Six Months Ended June 30, 2024

	Series Seed Preferred Stock		Series Seed II Preferred Stock		Common Stock		Additional Paid-in	Subscription	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Deficit
Balance as of December 31, 2023	8,845,171	$-	460,855	$-	25,109,629	$2,000	$46,599,000	$(25,000)	$(47,175,000)	$(599,000)
Revaluation of digital assets	-	-	-	-	-	-	-	-	739,000	739,000
Common stock issued for cash	-	-	-	-	493,791	-	1,395,000	-	-	1,395,000
Series Seed Preferred Stock converted to common stock	(8,845,171)	-	-	-	8,845,171	1,000	(1,000)	-	-	-
Series Seed II Preferred Stock converted to common stock	-	-	(460,855)	-	460,855	-	-	-	-	-
Common stock issued for vesting of RSUs	-	-	-	-	28,070	-	55,000	-	-	55,000
Common stock issued for exercise of warrants	-	-	-	-	165,622	-	-	-	-	-
Common stock issued for acquisition of Akerna’s net book value	-	-	-	-	2,921,362	-	(2,256,000)	-	-	(2,256,000)
Cancelation of stock subscription receivable	-	-	-	-	-	-	(25,000)	25,000	-	-
Net loss	-	-	-	-	-	-	-	-	(11,744,000)	(11,744,000)
Balance as of March 31, 2024	-	-	-	-	38,024,500	3,000	45,767,000		(58,180,000)	(12,410,000)
Common stock issued for cash, net of expenses	-	-	-	-	544,578	-	424,000	-	-	424,000
Common stock issued for vesting of RSUs	-	-	-	-	140,580	-	212,000	-	-	212,000
Common stock issued for services	-	-	-	-	1,187,597	-	1,792,000	-	-	1,792,000
Net loss	-	-	-	-		-	-	-	(4,009,000)	(4,009,000)
Balance as of June 30, 2024	-	$-	-	$-	39,897,255	$3,000	$48,195,000	$-	$(62,189,000)	$(13,991,000)

Gryphon Digital Mining, Inc and Subsidiaries

Unaudited Condensed Consolidated Statement of Cash Flows

For the Six Months Ended June 30,

	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(15,753,000)		$(9,533,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities
Impairment of digital assets	-		233,000
Realized gain from sale of digital assets	-		(467,000)
Realized gain from use of digital assets	-		(3,800,000)
Unrealized gain on digital assets	(1,385,000)		-
Depreciation expense	6,539,000		7,839,000
Forfeiture of restricted stock grants	-		(1,910,000)
Compensation cost related to restricted common stock awards	348,000		763,000
Fair value of common stock issued to consultants	1,447,000		-
Compensation for services contributed by the Company’s president	-		126,000
Unrealized loss (gain) on marketable securities	272,000		(1,000)
Loss on asset disposal	146,000		53,000
Change in fair value of notes payable	6,895,000		9,053,000
Interest expense	608,000		368,000
Digital asset	(13,005,000)		(9,803,000)
Changes in operating assets and liabilities
Proceeds from the sale of digital assets	12,969,000		9,155,000
Accounts receivable	486,000		(167,000)
Prepaid expense	108,000		23,000
Accounts payable and accrued liabilities	(457,000)		744,000
Net cash (used in) provided by operating activities	(782,000)		2,676,000

CASH FLOWS FROM INVESTING ACTIVITY
Purchase of mining equipment	(1,075,000)		(1,542,000)
Proceeds from the sale of miners	171,000		-
Refundable deposit	(50,000)		(360,000)
Net cash used in investing activities	(954,000)		(1,902,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment for insurance payable	(279,000)		(24,000)
Issuance of note payable for insurance premiums	-		65,000
Loan modification payment for BTC note	-		(104,000)
Cash acquired in connection with the reverse recapitalization	500,000		-
Proceeds from issuance of common stock	2,054,000		-
Cash expenses for issuance of common stock	(235,000)		-
Net cash provided by (used in) financing activities	2,040,000		(63,000)

Net change in cash	304,000		711,000

Cash-beginning of period	915,000		269,000
Cash-end of period	$1,219,000		$980,000
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$1,219,000	$	s,000
Restricted cash	-		20,000
Cash and cash equivalents and restricted cash	$1,219,000		$980,000
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$-		$-
Cash paid for income taxes	$-		$-

Non-Cash investing and financing activities:
Accrued expenses for issuance of common stock	$267,000		$620,000
Digital assets used for principal and interest payment of note payable	$3,283,000		$6,243,000